SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: January 25, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2010, Capital Gold Corporation (the “Company”) entered into a Collateral Agreement (the “Collateral Agreement”) with Metal Recovery Solutions, LLC (“MRS”), a privately-held Nevada company, in which it is proposed that the Company will acquire twenty-five percent of all of the issued and outstanding equity of MRS for aggregate investment of $2,000,000.

The Collateral Agreement requires the Company to promptly pay $500,000 to MRS, with the Company’s intention to invest the remaining $1,500,000 being set forth in a letter of intent (the “LOI”) entered into on January 25, 2010, the material terms of which are non-binding. The Company’s obligation to invest the remaining $1,500,000 will only arise if the Company and MRS sign a definitive Investment Agreement (the “Investment Agreement”) pursuant to which it is contemplated that such remaining funds will be invested in stages, according to milestones that MRS is expected to reach in the deployment of a gold recovery technology pilot program at the Company’s El Chanate mine.

The consummation of the Investment Agreement is contingent upon MRS meeting certain requirements, including requirements with respect to its budget, business plan, securing the employment of its founders and securing rights to certain technology. The Investment Agreement is also subject to final approval by the Board of Directors of the Company and the managers of MRS. The Company expects to consummate the Investment Agreement before March 1, 2010.

In the event that the Investment Agreement is not consummated, the Collateral Agreement provides that the $500,000 payment to MRS will be repaid with interest. Such repayment is secured by cash flows from MRS’s Consulting / Services Agreement with a third-party gold mining company, the expected value of which is $1,275,000 to MRS.  The foregoing description of the Collateral Agreement is qualified in its entirety by reference to the Exhibit 1.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
1.1	Collateral Agreement dated January as of 25, 2010.

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our investment in and partnership with Metal Recovery Solutions, LLC. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Gifford Dieterle
Name: Gifford Dietele
Title: Chief Executive Officer and Treasurer

Dated: January 29, 2010